UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 Pursuant to Section 13 OR Section 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 3, 2005

                             ANC RENTAL CORPORATION
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                 (Debtor-in-Possession as of November 13, 2001)

             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                0-30776                          65-0957875
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        (Commission File Number)       (IRS Employer Identification No)

            200 South Andrews Avenue, Fort Lauderdale, Florida 33301
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (954) 320-4547
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ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
            RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

       On February 1, 2005, the Company concluded that the Company's previously issued financial statements for the fiscal year ended December 31, 2002 should be restated to correct certain errors contained therein. As a result, the Company is restating its December 31, 2002 consolidated financial statements. The Company has discussed the matters contained in this filing with the Company's then current independent accountant. The following table reflects the effect of the restatement at December 31, 2002 (in millions):




                                 AS PREVIOUSLY
                                    REPORTED      ADJUSTMENT(1)  ADJUSTMENT(2)  ADJUSTMENT(3)  AS RESTATED
SELECTED BALANCE SHEET DATA:

LIABILITIES
Accrued liabilities              $   235.7        $   (24.0)     $     48.6     $      -       $   260.3
Deferred income taxes            $   253.7        $     -        $   (253.7)    $      -       $
Total liabilities                $ 4,991.2        $   (24.0)     $   (205.1)    $      -       $ 4,762.1
SHAREHOLDERS' DEFICIT
Retained deficit                 $(1,133.8)       $    24.0      $    205.1     $      -       $  (904.7)
Total shareholders' deficit      $  (285.6)       $    24.0      $    205.1     $      -       $   (56.5)

SELECTED STATEMENT OF OPERATIONS DATA:
Revenues                         $ 2,393.8         $        -     $       -      $   136.8      $ 2,530.6
Direct operating costs           $ 1,104.6         $        -     $       -      $   136.8      $ 1,241.4




     (1) The Company is restating its December 31, 2002 financial statements to reduce certain unreconciled differences in accrued liability balances totaling $24 million which relate to December 31, 2001 and prior periods. Accordingly, the adjustment is reflected as a decrease in accrued liabilities and a decrease in beginning retained deficit.

     (2) The Company is also restating its December 31, 2002 financial statements to adjust the deferred income tax and other liabilities accounts. At December 31, 2002 and 2001, the Company recorded a valuation allowance in excess of the total net operating loss deferred tax asset amount. The Company initially followed this approach because of concerns regarding its ability to utilize its tax net operating losses to offset deferred tax liabilities. The Company has recently determined that a valuation allowance should have been recognized to the extent that the Company's deferred tax assets exceed its deferred tax liabilities. Additionally, the Company is also reclassifying certain of its tax reserves to other liabilities in accordance with FASB No. 5 ACCOUNTING FOR CONTINGENCIES. The effect on the consolidated financial statements at December 31, 2002 is a decrease in the valuation allowance of $185.5 million, a decrease in the deferred tax liability of $68.2 million and an increase in accrued liabilities of $48.6 million and a decrease in beginning retained deficit of $205.1 million.

     (3) The Company previously recorded certain airport-related charges collected from customers as a reduction in direct operating costs. The Company has determined that these amounts should be reflected as revenue, therefore, $136.8 million was reclassified from directing operating costs to revenues. This reclassification had no impact on the loss from continuing operations, net loss or shareholders' deficit.


ITEM 8.01 OTHER EVENTS.

On February 1, 2005, the Company filed documents with the Secretary of State of Delaware, authorizing the dissolution of the Company. This action was taken in conjunction with the Company's efforts to effectuate its Joint Plan of Liquidation ("the Plan") which was confirmed by the US Bankruptcy Court in Delaware on April 15, 2004. Paragraph 13.1(b)(ii) of the Plan provides that "upon entry of the Confirmation Order, notwithstanding the Effective Date, the Debtors and the Liquidating Trust, as the case may be, shall have the authority to dissolve the Debtors' corporations."

The Company has not yet met all the criteria for achieving the Effective Date but is working toward achieving that result. Paragraph 6.5 of the Plan states that "on the Effective Date, all ANC Common Stock Interests will be extinguished and no distributions will be made in respect of such ANC Common Stock Interests."


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

       (c) EXHIBITS. The exhibit index filed herewith is incorporated herein by reference.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: February 3, 2005


                                               ANC Rental Corporation


                                               By: /s/ John W. Chapman
                                                   ---------------------
                                                     John W. Chapman
                                                     President


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                                  EXHIBIT INDEX

The following exhibits are submitted herewith:

EXHIBIT NUMBER                DESCRIPTION OF EXHIBIT

       99.1                   Certificate of Dissolution
       99.2                   Board Resolution authorizing the dissolution


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                                                                  EXHIBIT 99.1


                                STATE OF DELAWARE
                           CERTIFICATE OF DISSOLUTION

The corporation organized and existing under General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY AS FOLLOWS:

The dissolution of ANC Rental Corporation has been duly authorized by the Board of Directors in accordance with Section 275 of the General Corporation Law of the State of Delaware.

The dissolution was authorized on December 31, 2004 with an effective date of the dissolution to be February 1, 2005.

The following is a list of the names and addresses of the directors of the said corporation:

Name                                            Address

John W. Chapman                200 S. Andrews Avenue, Fort Lauderdale, FL 33301

The following is a list of the names and addresses of the officers of the said corporation:

Name                                            Address

John W. Chapman                200 S. Andrews Avenue, Fort Lauderdale, FL 33301

                                    By: /s/ John W. Chapman
                                        --------------------------
                                              Authorized Officer

                                    Name:       John W. Chapman

                                    Title:      President and Director


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                                                                  EXHIBIT 99.2




                            UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                             ANC RENTAL CORPORATION

                                December 31, 2004


WHEREAS, the Amended Joint Chapter 11 Liquidating Plan of ANC Rental Corporation and certain of its subsidiaries, as debtors and debtors-in-possession (collectively, the "Debtors"), and its Statutory Creditors' Committee (the "Plan"), and the Order Confirming the Plan, entered on the court's docket on April 16, 2004 (the "Confirmation Order"), provide that, from and after the Confirmation Date (as defined in the Plan), Denis O'Connor, as Liquidating Trustee of the Liquidating Trust (as such terms are defined in the Plan), shall be deemed to have all corporate governance power over the Debtors in connection with all post~confirmation activities, including the authority to take actions to dissolve or merge the Debtor corporations; and,

WHEREAS, the Board has determined that it is advisable and in the best interests of the Debtors, including ANC Rental Corporation, to immediately assign, transfer, convey and set over to ANC Liquidating Trust, all assets of ANC
Rental Corporation; and

WHEREAS, the Board has determined that it is advisable and in the best interests of the Debtors, including ANC Rental Corporation, itself, to be voluntarily dissolved effective February 1, 2005; and

NOW, THEREFORE, BE IT RESOLVED, that the Board approves the assignment of assets and dissolution of the Debtors, and be it

FURTHER RESOLVED, that in furtherance of the dissolution of the Debtors, the Board approves and authorizes Denis O'Connor in his capacity as Liquidating Trustee for ANC Liquidating Trust to take all necessary steps to dissolve the Debtors effective February 1, 2005.

IN WITHESS WHEREOF, the undersigned has executed this written consent as of the date written above.


                                                    /s/ John W. Chapman
                                                   ---------------------
                                                     John W. Chapman
                                                     President

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